UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 12, 2018

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 NORTH KANSAS AVE, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02.   Results of Operations and Financial Condition.

On February 12, 2018, Heartland Express, Inc. announced its unaudited financial results for the quarter and year ended December 31, 2017.  The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

In its upcoming Form 10-K filing, the Company expects to report the following deficiencies that management considers to be material weaknesses:

* Ineffective a) communication of objectives related to internal control, and b) development and documentation of internal controls impacting financial statement accounts and general controls over technology pertaining to user access and segregation of duties; and
* Ineffective assessment of changes that impact internal control, which contributed to ineffective controls over the allocation of the purchase price for Interstate Distributor Company to the assets acquired and liabilities assumed.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Heartland Express, Inc. press release dated February 12, 2018 with respect to the Company's unaudited financial results for the quarter and year ended
December 31, 2017

The information contained in this report (including Items 2.02, 7.01, and 9.01) and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act:”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the paragraph following the financial and operating information in the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risk, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	February 12, 2018	By:/s/Christopher A. Strain
Christopher A. Strain
Vice President-Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Heartland Express, Inc. press release dated February 12, 2018 with respect to the Company's unaudited financial results for the quarter and year ended
December 31, 2017